Exhibit 24

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission one or more Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of securities pursuant to the Company’s Employee Stock Purchase Plan and the Company’s 2006 Stock Incentive Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statements and any Amendments or Post-Effective Amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of October, 2005.

/s/ Laurie A. Delano
Laurie A. Delano

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission one or more Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of securities pursuant to the Company’s Employee Stock Purchase Plan and the Company’s 2006 Stock Incentive Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statements and any Amendments or Post-Effective Amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of October, 2005.

/s/ Kenneth R. Allen
Kenneth R. Allen

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission one or more Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of securities pursuant to the Company’s Employee Stock Purchase Plan and the Company’s 2006 Stock Incentive Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statements and any Amendments or Post-Effective Amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of October, 2005.

/s/ Ross C. Hartley
Ross C. Hartley

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission one or more Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of securities pursuant to the Company’s Employee Stock Purchase Plan and the Company’s 2006 Stock Incentive Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statements and any Amendments or Post-Effective Amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of October, 2005.

/s/ Bill D. Helton
Bill D. Helton

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission one or more Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of securities pursuant to the Company’s Employee Stock Purchase Plan and the Company’s 2006 Stock Incentive Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statements and any Amendments or Post-Effective Amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of October, 2005.

/s/ D. Randy Laney
D. Randy Laney

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission one or more Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of securities pursuant to the Company’s Employee Stock Purchase Plan and the Company’s 2006 Stock Incentive Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statements and any Amendments or Post-Effective Amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of October, 2005.

/s/ Julio S. Leon
Julio S. Leon

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission one or more Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of securities pursuant to the Company’s Employee Stock Purchase Plan and the Company’s 2006 Stock Incentive Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statements and any Amendments or Post-Effective Amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of October, 2005.

/s/ Myron W. McKinney
Myron W. McKinney

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission one or more Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of securities pursuant to the Company’s Employee Stock Purchase Plan and the Company’s 2006 Stock Incentive Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statements and any Amendments or Post-Effective Amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of October, 2005.

/s/ B. Thomas Mueller
B. Thomas Mueller

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission one or more Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of securities pursuant to the Company’s Employee Stock Purchase Plan and the Company’s 2006 Stock Incentive Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statements and any Amendments or Post-Effective Amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of October, 2005.

/s/ Mary M. Posner
Mary M. Posner

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of THE EMPIRE DISTRICT ELECTRIC COMPANY (the “Company”), a corporation organized and existing under the laws of the State of Kansas, which Company proposes to file with the Securities and Exchange Commission one or more Registration Statements and amendments thereto under the Securities Act of 1933, as amended, with respect to the issuance by the Company of securities pursuant to the Company’s Employee Stock Purchase Plan and the Company’s 2006 Stock Incentive Plan, does hereby constitute and appoint William L. Gipson and Gregory A. Knapp, and each of them, the true and lawful attorney-in-fact of the undersigned, in the name, place and stead of the undersigned to sign the name of the undersigned to said Registration Statements and any Amendments or Post-Effective Amendments thereto, and to cause the same to be filed with the Securities and Exchange Commission, it being intended to give and hereby giving and granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any act and thing necessary and proper to be done in the premises as fully and to all intents and purposes as the undersigned could do if personally present; and the undersigned hereby ratifies and confirms all that said attorneys-in-fact, or any one of them, shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 26th day of October, 2005.

/s/ Allan T. Thoms
Allan T. Thoms